LINENS ’N THINGS

ASSIGNMENT AND ACCEPTANCE AGREEMENT

     Assignment and Acceptance Agreement (as the same may be amended, supplemented or otherwise modified from time to time, this “Agreement”), dated as of June 21, 2002, by and between Fleet National Bank (the “Assignor”) and Credit Suisse First Boston (the “Assignee”)

RECITALS

     I. Reference is made to the Credit Agreement, dated as of October 20, 2000, by and among LINENS ’N THINGS, Inc., a Delaware corporation (the “Company”), the Subsidiary Borrowers party thereto, the Lenders party thereto and FLEET NATIONAL BANK, as Administrative Agent (the “Agent”) (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

     II. The Assignor wishes to assign and delegate to the Assignee, and the Assignee wishes to purchase and assume from the Assignor, some or all of the Assignor’s rights and obligations under the Loan Documents upon the terms, and subject to the conditions, contained herein.

     Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor and the Assignee hereby agree as follows:

     1.      Defined Terms

              (a)     Each capitalized term used herein that is not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

              (b)      When used in this Agreement, each of the following capitalized terms shall have the meaning ascribed thereto unless the context hereof otherwise specifically requires:

              “Assigned Percentage”:   25%.

              “Assignment Effective Date”:  as defined in Section 5.

              “Assignor Rights and Obligations”:   as of the Assignment Effective Date, the Assigned Percentage of all of the Assignor's rights and obligations under the Loan Documents, including, without limitation, such percentage of its Revolving Credit Loans, and its Commitment.

              “Purchase Price”:   an amount equal to the Assigned Percentage of the aggregate unpaid principal amount of the Assignor's Revolving Credit Loans as of the Assignment Effective Date, as set forth in Section 3(a)(i) below.

     2.      Assignment; Payment by Assignee

             The Assignor hereby assigns and delegates to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse or, except as otherwise specifically provided herein, representation or warranty, the Assignor Rights and Obligations. The Assignee agrees to pay to the Assignor the Purchase Price on the Assignment Effective Date. After giving effect to the assignment contemplated hereby of a Commitment Amount equal to $15,000,000, the Assignee’s Commitment Amount shall be $25,000,000 (taking into account all other assignments to the Assignee by any other Lender on the date hereof).

     3.      Representations and Warranties

              (a)     Assignor.   The Assignor hereby represents and warrants to the Assignee that on and as of the Assignment Effective Date:

              (i) the aggregate unpaid principal amount of its Revolving Credit Loans is $0,

              (ii) its Commitment Amount is $60,000,000 (prior to the effectiveness hereof), and

              (iii) it is the legal and beneficial owner of the Assignor Rights and Obligations free and clear of any adverse claim created by it.

             (b)         Assignee.   The Assignee hereby represents and warrants to the Assignor that (i) it is legally authorized to enter into this Agreement, (ii) it is an “accredited investor”within the meaning of Regulation D, as amended, promulgated under the Securities Act of 1933, as amended, and (iii) it has, independently and without reliance upon the Assignor or the Agent, and based on such documents and information as it has deemed appropriate, made its own evaluation of, and investigation into, the business, operations, Property, financial and other condition and creditworthiness of the Borrowers and made its own decision to enter into this Agreement.

     4.      Covenants of the Assignee

     The Assignee hereby covenants and agrees that it will, independently and without reliance upon the Assignor or the Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under the Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Borrowers. The Assignee further agrees to provide to the Agent any forms required by Section 3.10 of the Credit Agreement (if any) and any administrative questionnaire reasonably required by the Agent.

     5.      Effectiveness of this Agreement

              (a)     Section 2 of this Agreement shall not become effective until such date (the “Assignment Effective Date”) as all of the following conditions shall have been fulfilled:

(i) The Agent shall have executed a copy of this Agreement and shall have received duly executed counterparts hereof by each of the Assignor, the Assignee (in its capacity as a Lender) and, if required by the Credit Agreement, the Issuer, the Swing Line Lender and the Company;

(ii) The Assignee shall have confirmed in writing to the Assignor (with a copy to the Agent) that, on or before the Assignment Effective Date, it shall have transferred (in accordance with Section 6 hereof) the Purchase Price to the Assignor. At the time of such confirmation, the Assignee shall be deemed to have remade the representations and warranties contained in Section 3(b)(i), (ii) and (iii) hereof on and as of the date of such confirmation;

(iii) The Agent shall have received any forms required by Section 3.10 of the Credit Agreement (if any) and any administrative questionnaire or other documents reasonably required by the Agent; and

(iv) The Company shall have completed a secondary public offering of its common stock yielding at least $85,000,000 in gross proceeds.

              (b)     Upon the Assignment Effective Date, (i) the Agent shall record the assignment contemplated hereby, (ii) the Assignee shall hold the Assignor’s Rights and Obligations and shall be a Lender under the Loan Documents, and (iii) the Assignor, to the extent of the assignment provided for herein, shall be released from its obligations under the Loan Documents.

              (c)     The Assignee hereby appoints and authorizes the Agent to take such action, on and after the Assignment Effective Date, as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

              (d)     From and after the Assignment Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments with respect to amounts under the Loan Documents which accrued prior to the Assignment Effective Date and which were paid thereafter, directly between themselves.

     6.      Payment Instructions

     All payments to be made to the Assignor by the Assignee hereunder shall be made by wire transfer of immediately available funds to the Assignor in accordance with the wire instructions provided by the Assignor to the Agent.

     7.      Notices

     All notices, requests and demands to or upon the Assignee in connection with this Agreement and the Loan Documents are to be sent or delivered to the place set forth adjacent to its name on the signature page(s) hereof.

     8.      Miscellaneous

              (a) For purposes of this Agreement, all calculations and determinations with respect to the outstanding principal amount of the Assignor’s Loans, the Assignor’s Commitment Amount and all other similar calculations and determinations, shall be made and shall be deemed to be made as of the commencement of business on the date of such calculation or determination, as the case may be.

              (b) Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

              (c) This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all other prior arrangements and understandings among the parties hereto with respect to the subject matter hereof.

              (d) This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.

              (e) Every provision of this Agreement is intended to be severable, and if any term or provision hereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

              (f) This Agreement shall be binding upon and inure to the benefit of the Assignor and the Assignee and their respective successors and permitted assigns, except that neither party may assign or transfer any of its rights or obligations hereunder (i) without the prior written consent of the other party or (ii) in contravention of the Credit Agreement.

              (g) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

     AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be duly executed on its behalf.

FLEET NATIONAL BANK By: /s/ THOMAS J. BULLARD —————————————— Name: Thomas J. Bullard Title: Director

Address for notices: ———————————————— ———————————————— ———————————————— Attention: ——————————— Telephone: —————————— Facsimile: ——————————	CREDIT SUISSE FIRST BOSTON By: /s/ VITALY G. BUTENKO —————————————— Name: Vitaly G. Butenko Title: Associate By: /s/ JAY CHALL —————————————— Name: Jay Chall Title: Director

Consented to this 21st day of
June, 2002

FLEET NATIONAL BANK, as Administrative Agent,
Issuer and Swing Line Lender

By: /s/ THOMAS J. BULLARD
——————————————
Name:  Thomas J. Bullard
Title:    Director

[Signatures continued on next page]

Consented to this 21st day of
June, 2002

LINENS ’N THINGS, INC.

By: /s/ DAVID J. DICK
——————————————
Name:  David J. Dick
Title:    Vice President and Treasurer

LNT, INC.

By: /s/ DAVID J. DICK
——————————————
Name:  David J. Dick
Title:    Vice President and Treasurer

LINENS ’N THINGS CENTER, INC.

By: /s/ DAVID J. DICK
——————————————
Name:  David J. Dick
Title:    Vice President and Treasurer

ROCKFORD L.T., INC.

By: /s/ DAVID J. DICK
——————————————
Name:  David J. Dick
Title:    Vice President and Treasurer

BLOOMINGTON, MN. L.T., INC.

By: /s/ DAVID J. DICK
——————————————
Name:  David J. Dick
Title:    Vice President and Treasurer